Exhibit 32.1

        CERTIFICATION OF PRINCIPAL EXECUTIVE AND CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350
                       ----------------------------------

In connection with the accompanying Quarterly Report on Form 10-QSB of International Imaging Systems, Inc. for the three month period ended June 30, 2004, I, C. Leo Smith, President and Chief Executive and Chief Financial Officer, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1. Such Quarterly Report on Form 10-QSB for the three months ended June 30, 2004, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in such Quarterly Report on Form 10-QSB for the three months ended June 30, 2004, fairly presents, in all material respects, the financial condition and results of operations of International Imaging Systems, Inc.


                                       INTERNATIONAL IMAGING SYSTEMS, INC.


                                       By: /s/ C. LEO SMITH
                                           -------------------------------------
                                           C. Leo Smith
                                           President and Chief Executive and
                                           Chief Financial Officer

December 6, 2004

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